SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 15, 2002

FIRST INDIANA CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	35-1692825

(State or other jurisdiction of	(IRS Employer Identification Number)
incorporation or organization)

135 North Pennsylvania Street, Indianapolis, IN	46204

(Address of principal executive office)	(Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 269-1200

Not applicable

Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

         On January 15, 2002 , First Indiana Corporation (First Indiana) announced earnings and other financial data at and for the three and twelve month periods ended December 31, 2001 .

         Pursuant to General Instruction F to Form 8-K, the press release issued January 15, 2002 concerning this financial data is incorporated herein by reference and is attached hereto as Exhibit 20.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

                 Exhibit No.       Exhibit

                        20              Press Release dated January 15, 2002

                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 FIRST INDIANA CORPORATION

Date: January 16, 2002     By:    /s/ William J. Brunner
                                                      William J. Brunner
                                                      Vice President and Treasurer